Q2 2024 Update 1 Exhibit 99.1

Highlights 03 Financial Summary 04 Operational Summary 06 Vehicle Capacity 07 Core Technology 08 Other Highlights 09 Outlook 10 Photos & Charts 11 Key Metrics 20 Financial Statements 22 Additional Information 28 2

S U M M A R YH I G H L I G H T S (1) Excludes SBC (stock-based compensation), net of tax; (2) Free cash flow = operating cash flow less capex; (3) Includes cash, cash equivalents and investments; (4)Active driver supervision required; does not make the vehicle autonomous. Profitability $1.6B GAAP operating income in Q2 after restructuring and other charges of $0.6B $1.5B GAAP net income in Q2 $1.8B non-GAAP net income1 in Q2 In Q2, we achieved record quarterly revenues despite a difficult operating environment. The Energy Storage business continues to grow rapidly, setting a record in Q2 with 9.4 GWh of deployments, resulting in record revenues and gross profits for the overall segment. We also saw a sequential rebound in vehicle deliveries in Q2 as overall consumer sentiment improved and we launched attractive financing options to offset the impact of sustained high interest rates. We recognized record regulatory credit revenues in Q2 as other OEMs are still behind on meeting emissions requirements. Global EV penetration returned to growth in Q2 and is taking share from ICE vehicles. We believe that a pure EV is the optimal vehicle design and will ultimately win over consumers as the myths on range, charging and service are debunked. Progress continued for our AI initiatives in Q2. We reduced the price of FSD (Supervised)4 in North America and launched free trials to everyone with the necessary hardware. These programs have demonstrated success and are laying the foundation for more meaningful FSD monetization. We expect to see an increase in FSD attach rates for our fleet as the capability improves and we increase awareness of the convenience and safety it offers users. Overall, our focus remains on company-wide cost reduction, including reducing COGS per vehicle, growing our traditional hardware business and accelerating development of our AI- enabled products and services. Though timing of Robotaxi deployment depends on technological advancement and regulatory approval, we are working vigorously on this opportunity given the outsized potential value. Concurrently, we are managing our product portfolio with a long-term orientation and focusing on growing sales, maximizing our installed base and generating sufficient cash flow to invest in future growth. Cash Operating cash flow of $3.6B in Q2 Free cash flow2 of $1.3B in Q2 (AI infrastructure capex was $0.6B in Q2) $3.9B increase in our cash and investments3 in Q2 to $30.7B Operations Record energy storage deployment of 9.4 GWh in Q2 Optimus began performing tasks autonomously in one of our facilities Cybertruck became the best-selling EV pickup in the U.S. in Q2 3

F I N A N C I A L   S U M M A R Y
(Unaudited)

($ in millions, except percentages and per share data)	Q2-2023	Q3-2023	Q4-2023	Q1-2024	Q2-2024	YoY
Total automotive revenues	21,268	19,625	21,563	17,378	19,878	-7%
Energy generation and storage revenue	1,509	1,559	1,438	1,635	3,014	100%
Services and other revenue	2,150	2,166	2,166	2,288	2,608	21%
Total revenues	24,927	23,350	25,167	21,301	25,500	2%
Total gross profit	4,533	4,178	4,438	3,696	4,578	1%
Total GAAP gross margin	18.2%	17.9%	17.6%	17.4%	18.0%	-23 bp
Operating expenses	2,134	2,414	2,374	2,525	2,973	39%
Income from operations	2,399	1,764	2,064	1,171	1,605	-33%
Operating margin	9.6%	7.6%	8.2%	5.5%	6.3%	-333 bp
Adjusted EBITDA	4,653	3,758	3,953	3,384	3,674	-21%
Adjusted EBITDA margin	18.7%	16.1%	15.7%	15.9%	14.4%	-426 bp
Net income attributable to common stockholders (GAAP)	2,703	1,853	7,928	1,129	1,478	-45%
Net income attributable to common stockholders (non-GAAP)	3,148	2,318	2,485	1,536	1,812	-42%
EPS attributable to common stockholders, diluted (GAAP)	0.78	0.53	2.27	0.34	0.42	-46%
EPS attributable to common stockholders, diluted (non-GAAP)	0.91	0.66	0.71	0.45	0.52	-43%
Net cash provided by operating activities	3,065	3,308	4,370	242	3,612	18%
Capital expenditures	(2,060)	(2,460)	(2,306)	(2,773)	(2,270)	10%
Free cash flow	1,005	848	2,064	(2,531)	1,342	34%
Cash, cash equivalents and investments	23,075	26,077	29,094	26,863	30,720	33%

4

FINANCIAL SUMMARY

Revenue

Total revenue increased 2% YoY in Q2 to $25.5B. YoY, revenue was impacted by the following items:

+ growth in the Energy Generation and Storage business
+ Cybertruck deliveries
+ higher regulatory credit revenue
+ growth in Services and Other
- reduced S3XY vehicle average selling price (ASP) (excl. FX impact), due to pricing, attractive financing options and mix
- decline in S3XY vehicle deliveries
- negative FX impact of $0.3B[1]

Profitability

Our operating income decreased YoY to $1.6B in Q2, resulting in a 6.3% operating margin. YoY, operating income was primarily impacted by the following items:

- reduced S3XY vehicle ASP as noted above
- restructuring charges
- increase in operating expenses largely driven by AI projects
- decline in S3XY vehicle deliveries
+ higher regulatory credit revenue
+ growth in Energy Generation and Storage gross profit
+ lower cost per vehicle, including lower raw material costs, freight and duties
+ lower cost of production ramp of 4680 cells and other related charges

Cash

Quarter-end cash, cash equivalents and investments in Q2 was $30.7B. The sequential increase of $3.9B was a result of positive free cash flow of $1.3B, driven by an inventory decrease of $1.8B and partially offset by AI infrastructure capex of $0.6B in Q2.

[1] Impact is calculated on a constant currency basis. Actuals are compared against current results converted into USD using average exchange rates from Q2'23.

5 T E S L A

Q2-2023 Q3-2023 Q4-2023 Q1-2024 Q2-2024 YoY Model 3/Y production 460,211 416,800 476,777 412,376 386,576 -16% Other models production 19,489 13,688 18,212 20,995 24,255 24% Total production 479,700 430,488 494,989 433,371 410,831 -14% Model 3/Y deliveries 446,915 419,074 461,538 369,783 422,405 -5% Other models deliveries 19,225 15,985 22,969 17,027 21,551 12% Total deliveries 466,140 435,059 484,507 386,810 443,956 -5% of which subject to operating lease accounting 21,883 17,423 10,563 8,365 10,227 -53% Total end of quarter operating lease vehicle count 168,058 176,231 176,564 173,131 171,353 2% Global vehicle inventory (days of supply)(1) 16 16 15 28 18 13% Storage deployed (GWh) 3.7 4.0 3.2 4.1 9.4 158% Tesla locations 1,068 1,129 1,208 1,258 1,286 20% Mobile service fleet 1,769 1,846 1,909 1,897 1,896 7% Supercharger stations 5,265 5,595 5,952 6,249 6,473 23% Supercharger connectors 48,082 51,105 54,892 57,579 59,596 24% (1)Days of supply is calculated by dividing new vehicle ending inventory by the relevant quarter’s deliveries and using 75 trading days (aligned with Automotive News definition). O P E R A T I O N A L S U M M A R Y (Unaudited) 6

V E H I C L E C A P A C I T Y Current Installed Annual Vehicle Capacity Region Model Capacity Status California Model S / Model X 100,000 Production Model 3 / Model Y >550,000 Production Shanghai Model 3 / Model Y >950,000 Production Berlin Model Y >375,000 Production Texas Model Y >250,000 Production Cybertruck >125,000 Production Nevada Tesla Semi - Pilot production Various Next Gen Platform - In development TBD Roadster - In development Installed capacity ≠ current production rate and there may be limitations discovered as production rates approach capacity. Production rates depend on a variety of factors, including equipment uptime, component supply, downtime related to factory upgrades, regulatory considerations and other factors. Market share of Tesla vehicles by region (TTM) Source: Tesla estimates based on latest available data from ACEA; Autonews.com; CAAM – light-duty vehicles only; TTM = Trailing twelve months 1 IRA = Inflation Reduction Act We continued to add to our vehicle lineup globally, including the introduction of new Model 3 and Model Y trims and additional paint options for the S3XY lineup. After a sequential decline in production in Q2, we expect a sequential increase in production in Q3. US: California, Nevada and Texas Refreshed Model 3 ramp continued successfully, including the introduction of Model 3 Performance in Q2 and Long Range Rear-Wheel Drive in July. We also continue to qualify more Model 3 trims for the IRA1 Tax Credit. Cybertruck production more than tripled sequentially and remains on track to achieve profitability by end of year. Preparation of Semi factory continues and is on track to begin production by end of 2025. China: Shanghai We significantly increased deliveries in several markets supplied by Gigafactory Shanghai in Q2, including South Korea. While the automotive market in China remains among the most competitive globally, we feel that our cost structure and focus on core functionality that drives value for customers – including autonomy – position us well for the long-term. Europe: Berlin-Brandenburg In Q2, Gigafactory Berlin-Brandenburg began producing vehicles for right-hand drive markets and delivered its first units to the U.K. We also began delivering vehicles to Qatar, while increasing deliveries to Israel and Taiwan. Our regional production strategy provides flexibility as needs change across markets. 7 0% 1% 2% 3% 4% US/Canada Europe China

Tesla AI training capacity ramp through end of year (H100 equivalent GPUs) C O R E T E C H N O L O G Y Cumulative miles driven with FSD (Supervised) (billions) Artificial Intelligence Software and Hardware In Q2, we focused on reducing interventions with FSD (Supervised)1, while improving driving comfort. Notably, we rolled out a version of FSD (Supervised) that primarily relies on eye tracking software to monitor driver attentiveness. We also increased the robustness of our next- gen FSD (Supervised) model with substantially more parameters. Looking ahead to future autonomous driving and robotaxi service, we continued progress on software and hardware development. Optimus is performing its first task handling batteries in one of our facilities. The south extension of Gigafactory Texas is nearing completion and will house our largest cluster of H100s yet. Vehicle and Other Software We continue to release software optimizations that enable an increasingly better experience for customers. The Spring Release included an immersive full-screen vehicle controls view when parked, large playback controls and quick access to Recents, Favorites and Up Next in media player, and an expandable Autopilot visualization, with a smaller map in the top right for trip guidance. Audible is now available as a native app, and Spotify queues can be synced across vehicles and devices and playback speed can be adjusted. Battery, Powertrain and Manufacturing In Q2, we produced over 50% more 4680 cells than in Q1 and continued to see cost improvements. In July, we entered validation of vehicle testing for our first prototype Cybertruck produced with in-house dry cathode 4680 cells – a major cost reduction milestone once ramped. Cost reduction across our product lineup remains a top priority.8 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 FSD V12 Miles FSD Miles 0 15,000 30,000 45,000 60,000 75,000 90,000 Existing Capacity Future Planned Capacity (1)Active driver supervision required; does not make the vehicle autonomous.

O T H E R H I G H L I G H T S Energy Storage deployments (GWh) Non-Automotive gross profit ($M) Our non-automotive business is becoming an increasingly profitable part of Tesla. As energy storage products continue to ramp and our vehicle fleet continues to grow, we are expecting continued profit growth of our non-automotive business over time. Energy Generation and Storage Both Megapack and Powerwall achieved record deployment in Q2, resulting in 9.4 GWh of total storage deployments. Overall, the Energy business achieved record revenues and gross profit in Q2. The Lathrop Megafactory continues to ramp successfully, achieving a production record in Q2, and the Shanghai Megafactory remains on track for start of production in Q1 2025. While we expect production to continue to grow sequentially, deployments will continue to fluctuate. Deployment timing depends on many factors, including project milestones and logistics timing as we deliver product globally from a single factory. Powerwall 3 rollout continued successfully, and is now available in Canada, the U.K. and Germany, in addition to the U.S. Services and Other Sequential profit growth for the Services and Other business was driven mostly by service center margin improvement and higher gross profit generation from collision repair. We continue to expand our Supercharging network – and expect to deploy more capacity this year than the rest of the industry combined in North America – with a focus on capital efficiency, congestion and improved coverage. In an effort to increase EV penetration, we remain committed to opening the network to non-Tesla EVs, and plan to onboard more OEMs in North America by the end of the year. Over time, network utilization should continue to increase, driving revenue growth and profit generation. 9 0 1 2 3 4 5 6 7 8 9 10 -1,000 -800 -600 -400 -200 0 200 400 600 800 1,000

O U T L O O K Volume Our company is currently between two major growth waves: the first one began with the global expansion of the Model 3/Y platform and we believe the next one will be initiated by advances in autonomy and introduction of new products, including those built on our next generation vehicle platform. In 2024, our vehicle volume growth rate may be notably lower than the growth rate achieved in 2023, as our teams work on the launch of the next generation vehicle and other products. In 2024, the growth rates of energy storage deployments and revenue in our Energy Generation and Storage business should outpace the Automotive business. Cash We have sufficient liquidity to fund our product roadmap, long-term capacity expansion plans and other expenses. Furthermore, we will manage the business such that we maintain a strong balance sheet during this uncertain period. Profit While we continue to execute on innovations to reduce the cost of manufacturing and operations, over time, we expect our hardware- related profits to be accompanied by an acceleration of AI, software and fleet-based profits. Product Plans for new vehicles, including more affordable models, remain on track for start of production in the first half of 2025. These vehicles will utilize aspects of the next generation platform as well as aspects of our current platforms and will be able to be produced on the same manufacturing lines as our current vehicle line-up. This approach will result in achieving less cost reduction than previously expected but enables us to prudently grow our vehicle volumes in a more capex efficient manner during uncertain times. This should help us fully utilize our current expected maximum capacity of close to three million vehicles, enabling more than 50% growth over 2023 production before investing in new manufacturing lines. Our purpose-built Robotaxi product will continue to pursue a revolutionary “unboxed” manufacturing strategy. 10

P H O T O S & C H A R T S

E L E C T R I C V E H I C L E A D O P T I O N R A T E - R E T U R N E D T O G R O W T H I N Q 2 Global BEV market share* (12-months trailing) China World ex-China *Source: ev-volumes.com and https://www.renaultgroup.com/en/finance-2/key-figures/monthly-sales/12 0% 2% 4% 6% 8% 10% 12%

G I G A F A C T O R Y T E X A S - S O U T H E X P A N S I O N D A T A C E N T E R 13

C O R P U S C H R I S T I L I T H I U M R E F I N E R Y - S T A R T O F P R O D U C T I O N I N 2 0 2 5 14

C Y B E R T R U C K - C O A T I N G S S H O P 15

M O D E L Y I N Q U I C K S I L V E R - 1 . 9 9 % A P R A V A I L A B L E F O R A L L M O D E L Y T R I M S I N T H E U S T H R O U G H A U G U S T 3 1 S T 16

L U N A R S I L V E R - N O W A V A I L A B L E F O R M O D E L S A N D M O D E L X 17

M E G A P A C K - P L U S P O W E R ’ S 1 G W H S I E R R A E S T R E L L A S I T E 18

O P T I M U S - A U T O N O M O U S L Y H A N D L I N G B A T T E R Y C E L L S 19

KEY METRICS QUARTERLY
(Unaudited)


0.5
0.4
0.3
0.2
0.1
0.0
3Q-2021
4Q-2021
1Q-2022
2Q-2022
3Q-2022
4Q-2022
1Q-2023
2Q-2023
3Q-2023
4Q-2023
1Q-2024
2Q-2024

Vehicle Deliveries (millions of units)


6
5
4
3
2
1
0
-1
-2
-3
3Q-2021
4Q-2021
1Q-2022
2Q-2022
3Q-2022
4Q-2022
1Q-2023
2Q-2023
3Q-2023
4Q-2023
1Q-2024
2Q-2024
Operating Cash Flow ($B)
Free Cash Flow ($B)


8
7
6
5
4
3
2
1
0
3Q-2021
4Q-2021
1Q-2022
2Q-2022
3Q-2022
4Q-2022
1Q-2023
2Q-2023
3Q-2023
4Q-2023
1Q-2024
2Q-2024
Net Income ($B)
Adjusted EBITDA ($B)

20

KEY METRICS TRAILING 12 MONTHS (TTM)
(Unaudited)



2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
3Q-2021
4Q-2021
1Q-2022
2Q-2022
3Q-2022
4Q-2022
1Q-2023
2Q-2023
3Q-2023
4Q-2023
1Q-2024
2Q-2024

Vehicle Deliveries
(millions of units)



20
18
16
14
12
10
8
6
4
2
0
3Q-2021
4Q-2021
1Q-2022
2Q-2022
3Q-2022
4Q-2022
1Q-2023
2Q-2023
3Q-2023
4Q-2023
1Q-2024
2Q-2024
Operating Cash Flow ($B)
Free Cash Flow ($B)



20
18
16
14
12
10
8
6
4
2
0
3Q-2021
4Q-2021
1Q-2022
2Q-2022
3Q-2022
4Q-2022
1Q-2023
2Q-2023
3Q-2023
4Q-2023
1Q-2024
2Q-2024
Net Income ($B)
Adjusted EBITDA ($B)

21

F I N A N C I A L S T A T E M E N T S

In millions of USD or shares as applicable, except per share data Q2-2023 Q3-2023 Q4-2023 Q1-2024 Q2-2024 REVENUES Automotive sales 20,419 18,582 20,630 16,460 18,530 Automotive regulatory credits 282 554 433 442 890 Automotive leasing 567 489 500 476 458 Total automotive revenues 21,268 19,625 21,563 17,378 19,878 Energy generation and storage 1,509 1,559 1,438 1,635 3,014 Services and other 2,150 2,166 2,166 2,288 2,608 Total revenues 24,927 23,350 25,167 21,301 25,500 COST OF REVENUES Automotive sales 16,841 15,656 17,202 13,897 15,962 Automotive leasing 338 301 296 269 245 Total automotive cost of revenues 17,179 15,957 17,498 14,166 16,207 Energy generation and storage 1,231 1,178 1,124 1,232 2,274 Services and other 1,984 2,037 2,107 2,207 2,441 Total cost of revenues 20,394 19,172 20,729 17,605 20,922 Gross profit 4,533 4,178 4,438 3,696 4,578 OPERATING EXPENSES Research and development 943 1,161 1,094 1,151 1,074 Selling, general and administrative 1,191 1,253 1,280 1,374 1,277 Restructuring and other - - - - 622 Total operating expenses 2,134 2,414 2,374 2,525 2,973 INCOME FROM OPERATIONS 2,399 1,764 2,064 1,171 1,605 Interest income 238 282 333 350 348 Interest expense (28) (38) (61) (76) (86) Other income (expense), net 328 37 (145) 108 20 INCOME BEFORE INCOME TAXES 2,937 2,045 2,191 1,553 1,887 Provision for (benefit from) income taxes 323 167 (5,752) 409 393 NET INCOME 2,614 1,878 7,943 1,144 1,494 Net (loss) income attributable to noncontrolling interests and redeemable noncontrolling interests in subsidiaries (89) 25 15 15 16 NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS 2,703 1,853 7,928 1,129 1,478 Net income per share of common stock attributable to common stockholders Basic $ 0.85 $ 0.58 $ 2.49 $ 0.37 $ 0.46 Diluted $ 0.78 $ 0.53 $ 2.27 $ 0.34 $ 0.42 Weighted average shares used in computing net income per share of common stock Basic 3,171 3,176 3,181 3,186 3,191 Diluted 3,478 3,493 3,492 3,484 3,481 S T A T E M E N T O F O P E R A T I O N S (Unaudited) 23

BALANCE SHEET
(Unaudited)

In millions of USD	30-Jun-23	30-Sep-23	31-Dec-23	31-Mar-24	30-Jun-24
ASSETS					
Current assets					
Cash, cash equivalents and investments	23,075	26,077	29,094	26,863	30,720
Accounts receivable, net	3,447	2,520	3,508	3,887	3,737
Inventory	14,356	13,721	13,626	16,033	14,195
Prepaid expenses and other current assets	2,997	2,708	3,388	3,752	4,325
Total current assets	43,875	45,026	49,616	50,535	52,977
Operating lease vehicles, net	5,935	6,119	5,989	5,736	5,541
Solar energy systems, net	5,365	5,293	5,229	5,162	5,102
Property, plant and equipment, net	26,389	27,744	29,725	31,436	32,902
Operating lease right-of-use assets	3,352	3,637	4,180	4,367	4,563
Digital assets, net	184	184	184	184	184
Goodwill and intangible assets, net	465	441	431	421	413
Deferred tax assets	537	648	6,733	6,769	6,692
Other non-current assets	4,489	4,849	4,531	4,616	4,458
Total assets	**90,591**	**93,941**	**106,618**	**109,226**	**112,832**
LIABILITIES AND EQUITY					
Current liabilities					
Accounts payable	15,273	13,937	14,431	14,725	13,056
Accrued liabilities and other	8,684	8,530	9,080	9,243	9,616
Deferred revenue	2,176	2,206	2,864	3,024	2,793
Current portion of debt and finance leases (1)	1,459	1,967	2,373	2,461	2,264
Total current liabilities	27,592	26,640	28,748	29,453	27,729
Debt and finance leases, net of current portion (1)	872	2,426	2,857	2,899	5,481
Deferred revenue, net of current portion	3,021	3,059	3,251	3,214	3,357
Other long-term liabilities	6,924	7,321	8,153	8,480	9,002
Total liabilities	**38,409**	**39,446**	**43,009**	**44,046**	**45,569**
Redeemable noncontrolling interests in subsidiaries	288	277	242	73	72
Total stockholders' equity	51,130	53,466	62,634	64,378	66,468
Noncontrolling interests in subsidiaries	764	752	733	729	723
Total liabilities and equity	**90,591**	**93,941**	**106,618**	**109,226**	**112,832**
(1) Breakdown of our debt is as follows:					
Vehicle and energy product financing (non-recourse)	**1,475**	**3,660**	**4,613**	**4,820**	**7,355**
Recourse debt	44	44	44	54	7
Total debt excluding vehicle and energy product financing	**44**	**44**	**44**	**54**	**7**
Days sales outstanding	12	12	11	16	14
Days payable outstanding	70	70	63	75	60

24

STATEMENT OF CASH FLOWS

(Unaudited)

In millions of USD	Q2-2023	Q3-2023	Q4-2023	Q1-2024	Q2-2024
CASH FLOWS FROM OPERATING ACTIVITIES					
Net income	2,614	1,878	7,943	1,144	1,494
Adjustments to reconcile net income to net cash provided by operating activities:					
Depreciation, amortization and impairment	1,154	1,235	1,232	1,246	1,278
Stock-based compensation	445	465	484	524	439
Deferred income taxes	(148)	(113)	(6,033)	(11)	144
Other	(47)	145	262	—	119
Changes in operating assets and liabilities	(953)	(302)	482	(2,661)	138
Net cash provided by operating activities	**3,065**	**3,308**	**4,370**	**242**	**3,612**
CASH FLOWS FROM INVESTING ACTIVITIES					
Capital expenditures	(2,060)	(2,460)	(2,306)	(2,773)	(2,270)
Purchases of solar energy systems, net of sales	(0)	1	(1)	(4)	(2)
Purchases of investments	(5,075)	(6,131)	(5,891)	(6,622)	(8,143)
Proceeds from maturities of investments	3,539	3,816	3,394	4,315	6,990
Proceeds from sales of investments	138	—	—	—	200
Business combinations, net of cash acquired	(76)	12	—	—	—
Net cash used in investing activities	**(3,534)**	**(4,762)**	**(4,804)**	**(5,084)**	**(3,225)**
CASH FLOWS FROM FINANCING ACTIVITIES					
Net cash flows from other debt activities	(124)	(140)	(141)	(140)	2,598
Net (repayments) borrowings under vehicle and energy product financing	(233)	2,194	952	216	(212)
Net cash flows from noncontrolling interests – Solar	(34)	(45)	(76)	(131)	(43)
Other	63	254	152	251	197
Net cash (used in) provided by financing activities	**(328)**	**2,263**	**887**	**196**	**2,540**
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(94)	(98)	146	(79)	(37)
Net (decrease) increase in cash and cash equivalents and restricted cash	(891)	711	599	(4,725)	2,890
Cash and cash equivalents and restricted cash at beginning of period	16,770	15,879	16,590	17,189	12,464
Cash and cash equivalents and restricted cash at end of period	15,879	16,590	17,189	12,464	15,354

25

T E S L A

RECONCILIATION OF GAAP TO NON–GAAP FINANCIAL INFORMATION

(Unaudited)

In millions of USD or shares as applicable, except per share data	Q2-2023	Q3-2023	Q4-2023	Q1-2024	Q2-2024
Net income attributable to common stockholders (GAAP)	**2,703**	**1,853**	**7,928**	**1,129**	**1,478**
Stock-based compensation expense, net of tax	445	465	484	407	334
Release of valuation allowance on deferred tax assets	—	—	(5,927)	—	—
Net income attributable to common stockholders (non-GAAP)	**3,148**	**2,318**	**2,485**	**1,536**	**1,812**
Less: Buy-outs of noncontrolling interests	—	2	1	(42)	—
Net income used in computing diluted EPS attributable to common stockholders (non-GAAP)	**3,148**	**2,316**	**2,484**	**1,578**	**1,812**
EPS attributable to common stockholders, diluted (GAAP)	**0.78**	**0.53**	**2.27**	**0.34**	**0.42**
Stock-based compensation expense per share, net of tax	0.13	0.13	0.14	0.11	0.10
Release of valuation allowance on deferred tax assets per share	—	—	(1.70)	—	—
EPS attributable to common stockholders, diluted (non-GAAP)	**0.91**	**0.66**	**0.71**	**0.45**	**0.52**
Shares used in EPS calculation, diluted (GAAP and non-GAAP)	3,478	3,493	3,492	3,484	3,481
Net income attributable to common stockholders (GAAP)	**2,703**	**1,853**	**7,928**	**1,129**	**1,478**
Interest expense	28	38	61	76	86
Provision for (benefit from) income taxes	323	167	(5,752)	409	393
Depreciation, amortization and impairment	1,154	1,235	1,232	1,246	1,278
Stock-based compensation expense	445	465	484	524	439
Adjusted EBITDA (non-GAAP)	**4,653**	**3,758**	**3,953**	**3,384**	**3,674**
Total revenues	24,927	23,350	25,167	21,301	25,500
Adjusted EBITDA margin (non-GAAP)	**18.7%**	**16.1%**	**15.7%**	**15.9%**	**14.4%**

26

TESLA

RECONCILIATION OF GAAP TO NON–GAAP FINANCIAL INFORMATION

(Unaudited)

In millions of USD	4Q-2020	1Q-2021	2Q-2021	3Q-2021	4Q-2021	1Q-2022	2Q-2022	3Q-2022	4Q-2022	1Q-2023	2Q-2023	3Q-2023	4Q-2023	1Q-2024	2Q-2024
Net cash provided by operating activities (GAAP)	3,019	1,641	2,124	3,147	4,585	3,995	2,351	5,100	3,278	2,513	3,065	3,308	4,370	242	3,612
Capital expenditures	(1,151)	(1,348)	(1,505)	(1,819)	(1,810)	(1,767)	(1,730)	(1,803)	(1,858)	(2,072)	(2,060)	(2,460)	(2,306)	(2,773)	(2,270)
Free cash flow (non-GAAP)	1,868	293	619	1,328	2,775	2,228	621	3,297	1,420	441	1,005	848	2,064	(2,531)	1,342

In millions of USD	4Q-2020	1Q-2021	2Q-2021	3Q-2021	4Q-2021	1Q-2022	2Q-2022	3Q-2022	4Q-2022	1Q-2023	2Q-2023	3Q-2023	4Q-2023	1Q-2024	2Q-2024
Net income attributable to common stockholders (GAAP)	270	438	1,142	1,618	2,321	3,318	2,259	3,292	3,687	2,513	2,703	1,853	7,928	1,129	1,478
Interest expense	246	99	75	126	71	61	44	53	33	29	28	38	61	76	86
Provision for (benefit from) income taxes	83	69	115	223	292	346	205	305	276	261	323	167	(5,752)	409	393
Depreciation, amortization and impairment	618	621	681	761	848	880	922	956	989	1,046	1,154	1,235	1,232	1,246	1,278
Stock-based compensation expense	633	614	474	475	558	418	361	362	419	418	445	465	484	524	439
Adjusted EBITDA (non-GAAP)	1,850	1,841	2,487	3,203	4,090	5,023	3,791	4,968	5,404	4,267	4,653	3,758	3,953	3,384	3,674

In millions of USD	3Q-2021	4Q-2021	1Q-2022	2Q-2022	3Q-2022	4Q-2022	1Q-2023	2Q-2023	3Q-2023	4Q-2023	1Q-2024	2Q-2024
Net cash provided by operating activities – TTM (GAAP)	9,931	11,497	13,851	14,078	16,031	14,724	13,242	13,956	12,164	13,256	10,985	11,532
Capital expenditures – TTM	(5,823)	(6,482)	(6,901)	(7,126)	(7,110)	(7,158)	(7,463)	(7,793)	(8,450)	(8,898)	(9,599)	(9,809)
Free cash flow – TTM (non-GAAP)	4,108	5,015	6,950	6,952	8,921	7,566	5,779	6,163	3,714	4,358	1,386	1,723

In millions of USD	3Q-2021	4Q-2021	1Q-2022	2Q-2022	3Q-2022	4Q-2022	1Q-2023	2Q-2023	3Q-2023	4Q-2023	1Q-2024	2Q-2024
Net income attributable to common stockholders – TTM (GAAP)	3,468	5,519	8,399	9,516	11,190	12,556	11,751	12,195	10,756	14,997	13,613	12,388
Interest expense – TTM	546	371	333	302	229	191	159	143	128	156	203	261
Provision for (benefit from) income taxes – TTM	490	699	976	1,066	1,148	1,132	1,047	1,165	1,027	(5,001)	(4,853)	(4,783)
Depreciation, amortization and impairment – TTM	2,681	2,911	3,170	3,411	3,606	3,747	3,913	4,145	4,424	4,667	4,867	4,991
Stock-based compensation expense – TTM	2,196	2,121	1,925	1,812	1,699	1,560	1,560	1,644	1,747	1,812	1,918	1,912
Adjusted EBITDA – TTM (non-GAAP)	9,381	11,621	14,803	16,107	17,872	19,186	18,430	19,292	18,082	16,631	15,748	14,769

27
TTM = Trailing twelve months

A D D I T I O N A L I N F O R M A T I O N WEBCAST INFORMATION Tesla will provide a live webcast of its second quarter 2024 financial results conference call beginning at 4:30 p.m. CT on July 23, 2024 at ir.tesla.com. This webcast will also be available for replay for approximately one year thereafter. CERTAIN TERMS When used in this update, certain terms have the following meanings. Our vehicle deliveries include only vehicles that have been transferred to end customers with all paperwork correctly completed. Our energy product deployment volume includes both customer units when installed and equipment sales at time of delivery. "Adjusted EBITDA" is equal to (i) net income (loss) attributable to common stockholders before (ii)(a) interest expense, (b) provision for income taxes, (c) depreciation, amortization and impairment and (d) stock-based compensation expense. "Free cash flow" is operating cash flow less capital expenditures. Average cost per vehicle is cost of automotive sales divided by new vehicle deliveries (excluding operating leases). “Days sales outstanding” is equal to (i) average accounts receivable, net for the period divided by (ii) total revenues and multiplied by (iii) the number of days in the period. “Days payable outstanding” is equal to (i) average accounts payable for the period divided by (ii) total cost of revenues and multiplied by (iii) the number of days in the period. “Days of supply” is calculated by dividing new car ending inventory by the relevant quarter’s deliveries and using 75 trading days. Constant currency impacts are calculated by comparing actuals against current results converted into USD using average exchange rates from the prior period. NON-GAAP FINANCIAL INFORMATION Consolidated financial information has been presented in accordance with GAAP as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures include non-GAAP net income (loss) attributable to common stockholders, non-GAAP net income (loss) attributable to common stockholders on a diluted per share basis (calculated using weighted average shares for GAAP diluted net income (loss) attributable to common stockholders), Adjusted EBITDA, Adjusted EBITDA margin and free cash flow. These non-GAAP financial measures also facilitate management’s internal comparisons to Tesla’s historical performance as well as comparisons to the operating results of other companies. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to our investors regarding our financial condition and results of operations, so that investors can see through the eyes of Tesla management regarding important financial metrics that Tesla uses to run the business and allowing investors to better understand Tesla’s performance. Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under U.S. GAAP when understanding Tesla’s operating performance. A reconciliation between GAAP and non-GAAP financial information is provided above. FORWARD-LOOKING STATEMENTS Certain statements in this update, including statements in the “Outlook” section; statements relating to the future development, strategy, ramp, production and capacity, demand and market growth, cost, pricing and profitability, investment, deliveries, deployment, availability and other features and improvements and timing of existing and future Tesla products and services; statements regarding operating margin, operating profits, spending and liquidity; and statements regarding expansion, improvements and/or ramp and related timing at our factories are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: the risk of delays in launching and manufacturing our products and features cost-effectively; our ability to grow our sales, delivery, installation, servicing and charging capabilities and effectively manage this growth; consumers’ demand for electric vehicles generally and our vehicles specifically; the ability of suppliers to deliver components according to schedules, prices, quality and volumes acceptable to us, and our ability to manage such components effectively; any issues with lithium-ion cells or other components manufactured at our factories; our ability to ramp our factories in accordance with our plans; our ability to procure supply of battery cells, including through our own manufacturing; risks relating to international expansion; any failures by Tesla products to perform as expected or if product recalls occur; the risk of product liability claims; competition in the automotive and energy product markets; our ability to maintain public credibility and confidence in our long-term business prospects; our ability to manage risks relating to our various product financing programs; the status of government and economic incentives for electric vehicles and energy products; our ability to attract, hire and retain key employees and qualified personnel; our ability to maintain the security of our information and production and product systems; our compliance with various regulations and laws applicable to our operations and products, which may evolve from time to time; risks relating to our indebtedness and financing strategies; and adverse foreign exchange movements. More information on potential factors that could affect our financial results is included from time to time in our Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in our annual report on Form 10-K filed with the SEC on January 26, 2024. Tesla disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise. 28